Exhibit 21.1

Entity	Jurisdiction
Formed In
97WI 8ME, LLC	CA
AC Solar 1 Manager	DE
Airport Solar I, LLC	DE
Alden Solar CSG LLC	DE
Bloomfield Solar, LLC	DE
Camden Dam Solar, LLC	NC
Charter Hill Solar, LLC	VT
Citrine Solar, LLC	DE
City Solar Garden LLC	VT
Colorado CSG II LLC	DE
Colorado CSG LLC	DE
Conic Holdings LLC	DE
Conic Manager LLC	DE
CWS Wind Farm, LLC	DE
Danforth Shared Services	DE
Day Hill Solar, LLC	OR
Eagle Valley Clean Energy, LLC	UT
Earth Right Energy II, LLC	TN
East to West Solar II LLC	DE
East to West Solar LLC	DE
Electric City Solar, LLC	DE
ER Verulamium Solar, LLC	VT
ESA Fleet Community Solar, LLC	Fl
EVCE Holdco LLC	DE
Fairfield Wind Manager, LLC	MT
Fairfield Wind Master Tenant, LLC	MT
Fairfield Wind Owner LLC	MT
Floyd Road Solar Farm LLC	NC
Foresight Solar LLC (FKA - Green Maple II LLC)	DE
Fossil Gulch Wind Park, LLC	ID
Fresh Air Energy IV, LLC	CA
Fresh Air Energy VII, LLC	CO
Fresh Air Energy VIII, LLC	CO
GB EquipmentCo, LLC	DE
GB LandCo, LLC	DE
GB Wind HoldCo LLC	DE
Georgia Mountain Community Wind LLC	VT
GLC Chester Community Solar, LLC	VT
Golden Horizons Solar LLC	DE
Goshen Solar, LLC	DE
GREC Administration, LLC	DE
GREC Services LLC	DE
Green Maple LLC	DE
Greenbacker Exergy Acquisition Resource LLC	DE
Greenbacker Residential Solar II LLC	DE
Greenbacker Residential Solar LLC	DE
Greenbacker Wind, LLC	DE
Greenfield Wind Manager LLC	MT
Greenfield Wind Owner LLC	MT
Grizzly Bear Solar, LLC	DE
Hartford Solarfield Solar, LLC	VT
Holiday Hill Community Wind, LLC	VT
Holiday Hill Holdings, LLC	DE

Holiday Hill Manager, LLC	DE
HREF - 3 Parent LLC	DE
IGS CC, LLC	OH
IGS FE Trenton LLC	DE
Jamesville Road Solar, LLC	NC
Lighthouse Finance LLC	CO
Lincoln Farm I, LLC	TN
Lincoln Farm II, LLC	TN
Lincoln Farm III, LLC	TN
Lincoln Farm IV, LLC	TN
Longleaf Energy Manager LLC	DE
Longleaf Solar Energy Holdings LLC	DE
Lumens Holdings 4, LLC	DE
Magnolia Sun LLC	DE
Mid-River Holdco LLC	DE
Mid-River PA LLC	DE
Midway III Holdings LLC	DE
Midway III Manager LLC	DE
Milford Raman Solar, LLC	DE
Mill Pond Solar, LLC	NC
MLH Phase 2, LLC	FL
MLH Phase 3, LLC	FL
Monte Vista Solar CSG 2, LLC	DE
MP2 - Oregon Solar One, LLC	DE
MP2 Capital - WGBH Educational Foundation, LLC	DE
MP2 Capital Solar Fund II, LLC	DE
MP2 Green Valley ES, LLC	DE
MP2 Hawaii Solar I, LLC	DE
MP2 IRG - Petaluma City Schools, LLC	DE
MP2 MLK, LLC	DE
Newington Solar, LLC	DE
North Carolina Solar I Lessee, LLC	NC
North Carolina Solar II Lessee, LLC	NC
North Palm Springs Investments, LLC	CA
Novus Royalton Solar, LLC	VT
Oak Leaf Solar XXI LLC	CO
Oak Leaf Solar XXII LLC	CO
Oak Leaf Solar XXIII LLC	CO
Oak Leaf Solar XXIV LLC	CO
Oak Leaf Solar XXIX LLC	CO
Oak Leaf Solar XXV LLC	CO
Oak Leaf Solar XXVI LLC	CO
Oak Leaf Solar XXVII LLC	CO
Oak Leaf Solar XXVIII LLC	CO
Oak Leaf Solar XXX LLC	CO
Oak Leaf Solar XXXI LLC	CO
Oak Leaf Solar XXXII LLC	CO
Oak Leaf Solar XXXIII LLC	CO
Omni DG Holdco, LLC	DE
OneEnergy Blue Star Solar LLC	DE
Opal Electric, LLC	DE
ORE F4 Holdco, LLC	DE
ORE F4 Project Co, LLC	DE
ORE F4 Sponsor, LLC	DE
ORE F5A Holdco, LLC	DE

ORE F5A Projectco, LLC	DE
ORE F6 Holdco, LLC	DE
ORE F6 Projectco LLC	DE
ORE Owner I, LLC	DE
Oregon Solar II, LLC	DE
Palmer Creek Solar LLC	OR
PCIP Solar LLC	NC
Phelps 158 Solar Farm, LLC	NC
Phelps Holdings LLC	DE
Phelps Management LLC	DE
Pittsford GLC Solar, LLC	VT
Platteville Solar CSG LLC	DE
Powerhouse One, LLC	TN
Proctor GLC Solar, LLC	VT
PSVTF1, LLC	VT
Radiance Solar 4 LLC	DE
Radiance Solar 5 LLC	DE
Renew Solar ABC Sacramento, LLC	DE
Renew Solar WM Davis, LLC	DE
Renew Solar WM WMAC, LLC	DE
Renewable Energy Project II LLC	DE
Renewable Energy Project LLC	DE
Robin MCK, LLC	DE
Rock Creek Solar CSG 2, LLC	DE
Rockville Solar I, LLC	IN
Rockville Solar II, LLC	IN
Rockville Solar Master Tenant, LLC	OH
RSD7 Solar, LLC	DE
Sacramento Vineyard Solar, LLC	DE
Scenic Hill Solar IV, LLC	AR
Scenic Hill Solar V, LLC	AR
Six States Solar LLC	DE
Sol Phoenix Solar LLC	DE
Solar Hagerstown, LLC	DE
Solaverde, LLC	VA
SOLON TV1, LLC	AZ
South Adams Solar, LLC	DE
South Robeson Farm, LLC	NC
Sun Farm V, LLC	NC
Sun Farm VI, LLC	NC
Sunsense Clayton Lessee, LLC	NC
Sunsense Fletcher Lessee, LLC	NC
Sunsense Inman Lessee, LLC	NC
Sunserve Energy LLC	DE
SunServe Residential Solar I LLC (FKA Terraform)	DE
Tar Heel Solar II LLC	DE
Trillium HoldCo, LLC	DE
Trillium Manager, LLC	DE
Turquoise Holdings, LLC	DE
Turquoise Manager LLC	DE
Turquoise Nevada LLC	DE
Turquoise Nevada SubstationCo LLC	DE
Turtle Top Solar, LLC	IN
Wagner Wind LLC	DE
WE 46 Precision Drive, LLC	DE
Willamina Mill Solar, LLC	OR
Williamstown Old Town Road Solar, LLC	VT
Zephyr Wind LLC	DE